Cash and cash equivalents and short-term investments	12 Months Ended
Dec. 31, 2012
Cash and cash equivalents and short-term investments [Abstract]
Cash and cash equivalents and short-term investments

4. Cash and cash equivalents and short-term investments

Cash and cash equivalents at December 31, 2012 include deposits with high-rated financial institutions and the Dutch government of EUR 775.6 million (2011: EUR 1,818.6 million), investments in AAAm-rated money market funds that invest in high-rated debt securities of financial institutions and governments of EUR 385.4 million (2011: EUR 369.2 million) and interest-bearing bank accounts of EUR 606.6 million (2011: EUR 544.0 million). Our cash and cash equivalents are predominantly denominated in euros and partly in US dollars.

Cash and cash equivalents have insignificant interest rate risk and remaining maturities of three months or less at the date of acquisition. No restrictions on usage of cash and cash equivalents exist. The carrying amount of these assets approximates their fair value.

Short-term investments have insignificant interest rate risk and remaining maturities longer than three months but less than one year at the date of acquisition.

Short-term investments (classified as available for sale securities) consist of the following:

As of December 31, 2012 (in thousands)	Cost basis	Unrealized Gains	Unrealized Losses	Recorded Basis

Dutch Treasury Certificates	279,988	-	-	279,988
Deposits	650,017	-	-	650,017

Total	930,005	-	-	930,005

We had no short-term investments as of December 31, 2011.